UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2012

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

Rockwood Holdings, Inc. (“the Company”) is filing this Current Report on Form 8-K for the purpose of conforming certain of its historical business segment information to reflect its realigned segment reporting structure, which the Company changed effective for the quarter ended March 31, 2012. The Company’s segments are as follows: Lithium, Surface Treatment, Performance Additives, Titanium Dioxide Pigments, Advanced Ceramics and Corporate and Other. The segment change is in accordance with the provisions of Accounting Standards Codification No. 280, Segment Reporting, and reflects the manner in which the Company is currently managing its businesses. This Current Report on Form 8-K updates the following information in the Company’s Annual Report for the year ended December 31, 2011 (“Annual Report on Form 10-K”) to reflect the segment change in Exhibit 99.1 hereto:

Item 1. Business

Item 6. Selected Financial Data

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8. Financial Statements and Supplementary Data (revisions to notes 1, 3, 8, 17)

Additionally, this Form 8-K is being filed substantially concurrently with the filing of a Form S-3 to register certain debt securities of Rockwood Specialties Group, Inc., a wholly owned subsidiary of the Company, and guarantees of such debt securities. The Company and certain of its wholly owned domestic subsidiaries will fully and unconditionally guarantee, on a joint and several basis, these debt securities of Rockwood Specialties Group, Inc. This Form 8-K provides financial information of the Company and its subsidiary guarantors (“guarantor information”) required by Rule 3-10 of Regulation S-X under the Securities Exchange Act of 1934, as amended, in Note 21 “Guarantor Financial Statements” in the Company’s Annual Report on Form 10-K in Exhibit 99.1, in Note 16 in the Company’s Form 10-Q for the quarterly period ended March 31, 2012 in Exhibit 99.2 and in Note 17 in the Company’s Form 10-Q for the quarterly period ended June 30, 2012 in Exhibit 99.3 hereto.

Further, we have included in this Form 8-K consolidated statements of comprehensive income for the years ended December 31, 2011, 2010 and 2009 in Item 8. Financial Statements and Supplementary Data, to reflect the retrospective adoption of the Financial Accounting Standards Board’s Accounting Standards Update (“ASU”) No. 2011 — 05, Comprehensive Income (Topic 220): “Presentation of Comprehensive Income,” as amended by ASU 2011 — 12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011 — 05.”  Beginning with its Form 10-Q for the period ended March 31, 2012, the Company began providing consolidated statements of comprehensive income.

All updates to the Company’s Annual Report on Form 10-K relate solely to the presentation of segment-specific disclosures on a basis consistent with the realigned segment reporting structure, the addition of consolidated statements of comprehensive income and the addition of certain guarantor information and have no effect on the Company’s previously reported results of operations, financial condition, or cash flows. All other information in the Annual Report on Form 10-K remains unchanged. The Company has not updated matters in this Annual Report on Form 10-K except to the extent expressly provided above.

All updates to the Company’s Form 10-Q’s relate solely to the addition of certain guarantor information and have no effect on the Company’s previously reported results of operations, financial condition, or cash flows. All other information in the Form 10-Q’s remains unchanged. The Company has not updated matters in these Form 10-Q’s except to the extent expressly provided above.

The information in this Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K and Form 10-Q’s (except for the items updated herein). The information in this Current Report on Form 8-K is deemed incorporated by reference into the Company’s registration statements filed under the Securities Act of 1933, as amended.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1

In the Annual Report on Form 10-K: Updated Item 1. Business; Updated Item 6. Selected Financial Data; Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Updated Item 8. Financial Statements and Supplementary Data (including the addition of Note 21 “Guarantor Financial Statements”) and Consolidated Statements of Comprehensive Income for the years ended December 31, 2011, 2010 and 2009.

99.2	Note 16 of the unaudited financial statements contained in the Company’s Form 10-Q for the quarterly period ended March 31, 2012.

99.3	Note 17 of the unaudited financial statements contained in the Company’s Form 10-Q for the quarterly period ended June 30, 2012.

101.INS**	XBRL Instance Document

101.SCH**	XBRL Taxonomy Extension Schema

101.CAL**	XBRL Taxonomy Extension Calculation Linkbase

101.LAB**	XBRL Taxonomy Extension Label Linkbase

101.PRE**	XBRL Taxonomy Extension Presentation Linkbase

101.DEF.XBRL**	XBRL Taxonomy Extension Definition Linkbase

*                                         Filed herewith.

**                                  Pursuant to Rule 406T of Regulation S-T, this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockwood Holdings, Inc.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: September 18, 2012